                SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) June 30, 1996



                        KEYSTONE FINANCIAL, INC.
     (Exact name of registrant as specified in its charter)



  Pennsylvania                   0-11460                      23-2289209
State of other jurisdiction    (Commission File Number)  (IRS Employer ID No.)
 of incorporation)



One Keystone Plaza, P.O.Box 3660,Harrisburg, Pennsylvania 17105-3660
(Address of principal executive offices)                    (ZIP CODE)



Registrant's telephone number including area code:     (717) 233-1555

Item 5    Other Events

The following documents are filed as exhibits to this Form 8-K:

     I. Earnings Release of Keystone Financial, Inc. for the quarter ended June 30, 1996.

     II.  Fiscal Insight

     III. Cautionary Statement


                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Keystone Financial, Inc.
                              (Registrant)



Date:    July 19, 1996
                         Donald F. Holt
                         Senior Vice President, Controller
                         and Chief Accounting Officer



EXHIBIT INDEX

Exhibit No.         Description
- -----------         ------------

99.1 Earnings Release of Keystone Financial, Inc. for the quarter ended June 30, 1996, filed herewith.

99.2      Fiscal Insight

99.3      Cautionary Statement
